Exhibit 99.2

CODING TECHNOLOGIES AB

FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED

JUNE 30, 2007 and JUNE 30, 2006

CODING TECHNOLOGIES AB

Balance Sheet

(in thousands of SEK)

	Note	June 30, 2007
Intangible assets
License rights	3	16,189
Patents	3	14,780
Tangible assets
Machinery and equipment	4	3,778
Financial assets
Participation in association companies	5	909

Total fixed assets		35,656

Current receivables
Accounts receivables		22,898
Other receivables		432
Prepaid expenses and accrued income	6	2,215
Cash and bank deposits
Bank balances		118,406

Total current assets		143,951

Total assets		179,607

Restricted Equity
Share capital	8	1,025
Statutory reserve	8	—
Other restricted reserves	8	—

Non-restricted equity
Share premium reserve	8	597
Retained loss	8	79,161
Net profit for the year	8	20,001

Total equity		100,784

Long-term liabilities
Convertible loan		23,750
Warrant financing	7	29

Total long-term liabilities		23,779

Current liabilities
Accounts payable		2,559
Tax liabilities		1,677
Other current liabilities		1,279
Accrued expenses and deferred income	6	49,529

Total current liabilities		55,044

Total Equity and liabilities		179,607

See accompanying notes.

CODING TECHNOLOGIES AB

Income Statement

(in thousands of SEK)

		Six Months Ended
	Note	June 30, 2007	June 30, 2006
Operating income
Net sales		70,594	39,551

Operating expenses
Cost of sales licenses		(6,636)	(5,333)
Other external expenses		(19,618)	(12,931)
Personnel costs		(21,536)	(17,122)
Depreciation, amortization and write downs of tangible and intangible assets	4,5	(2,075)	(1,608)

		(49,865)	(36,994)

Net operating profit		20,729	2,557

Income or loss from financial investments
Writedown of financial investments	5	—	—
Interest income and similar profit items	1	1,879	174
Interest cost and similar loss items	2	(886)	(7)

		993	167
Profit before tax		21,722	2,724

Tax on net profit for the year		(1,721)	(2,074)

Net profit for the year		20,001	650

See accompanying notes.

CODING TECHNOLOGIES AB

Statement of Cash Flow

(in thousands of SEK)

	Six Months Ended
	June 30, 2007	June 30, 2006
P&L generated cash flow
Profit before tax	21,722	2,724
Depreciation	2,075	1,608
Tax	(1,721)	(2,074)

	22,076	2,258

Change in working capital
Current receivables	7,278	4,407
Current liabilities	(4,982)	(8,826)

	2,296	(4,419)

Cash flow from operations	24,372	(2,161)

Investments
License rights	(784)	13
Patents	(1,512)	—
Machinery and equipment	(907)	94
Participations in association companies	—	0

	(3,203)	107

Net cash flow	21,169	(2,054)

Financing
Translation difference	(308)	(534)
Share issue	(109)	302
Long term liabilities	6	1

	(411)	(231)
Change in cash position	20,758	(2,285)

Opening cash balance	97,648	42,138

Closing cash balance	118,406	39,853

See accompanying notes.

Note 1	Interest income and similar profit items

	Six Months Ended
(in thousands of SEK)	June 30, 2007	June 30, 2006
Interest income, external	1,879	889
Exchange rate gains	—	3,013
Dividend	—	—

	1,879	3,902

Note 2	Interest expense and similar loss items

	Six Months Ended
(in thousands of SEK)	June 30, 2007	June 30, 2006
Interest expense	—	534
Exchange rate loss	886	—

	886	534

Note 3	Intangible assets

License rights
(in thousands of SEK)	June 30, 2007
Acquisition value at beginning of year	26,531
Purchases	784
Sales	—
Translation differences	(42)

Acquisition value at end of period (June 30, 2007)	27,273
Amortization at beginning of year	(9,554)
Amortization for the period	(1,030)
Sales	—
Translation differences	—

Amortization at end of period (June 30, 2007)	(10,584)

Closing balance, planned residual value	16,689

Patents
(in thousands of SEK)	June 30, 2007
Acquisition value at beginning of year	14,956
Purchases	1,512
Sales	—

Acquisition value at end of period (June 30, 2007)	16,468

Amortization at beginning of year	(1,788)
Amortization for the period	(400)

Amortization at end of period (June 30, 2007)	(2,188)

Closing balance, planned residual value	14,280

Note 4	Tangible assets

Tangible assets
(in thousands of SEK)	June 30, 2007
Acquisition value at beginning of year	8,227
Purchases	907
Sales/discards	—
Translation differences	28

Acquisition value at end of period (June 30, 2007)	9,162

Depreciation at beginning of year	(4,671)
Depreciation for the period	(713)
Sales/discards	—
Translation differences	—

Depreciation at end of period (June 30, 2007)	(5,384)

Closing balance, planned residual value	3,778

Note 5	Financial assets

Participations in group companies
(in thousands of SEK)	June 30, 2007
Acquisition value at beginning of year	—
Acquisitions/divestitures	709

Acquisition value at end of period (June 30, 2007)	709

Participations in associated companies (in thousands of SEK)	June 30, 2007
Acquisition value at beginning of year	1,062
Acquisitions/divestitures	(862)

Acquisition value at end of period (June 30, 2007)	200

Note 6	Accruals and prepaid items

Prepaid expenses and accrued income
(in thousands of SEK)	June 30, 2007
Rent	233
Car leasing	21
License income	941
Other	1,020

2,215

Accrued expenses and deferred income
(in thousands of SEK)	June 30, 2007
Vacation pay	2,684
Accrued wages	726
Other accrued liabilities	46,119

49,529

Note 7	Debt instruments with attached warrants

a)	A debt instrument with a nominal value of SEK 7,130 is current and accruing no interest, and matured on 31 August 2006. The Company had deviated from the preemptive rights of shareholders in order to offer employees and stakeholders an opportunity to own shares in the Company. The debt instrument carries a detachable warrant which conveys the right to subscribe for new shares not sooner than 1 January 2005 and not later than 15 December 2007 for 7,130 shares in the Company at a subscription price of SEK 640 per share. Of the program 6,130 warrants were outstanding 31 December 2006.

b)	A debt instrument with a nominal value of SEK 7,820 is current and accruing no interest, and will mature as of October 1, 2008. The Company had deviated from the preemptive rights of shareholders in order to offer employees and stakeholders an opportunity to own shares in the Company. The debt instrument carries a detachable warrant which conveys the right to subscribe for new shares not sooner than 1 January, 2005 and not later than September 1, 2008 for 7,820 shares in the Company at a subscription price of SEK 1,500 per share. Of the program 7,745 warrants were outstanding 31 December 2006.

c)	A debt instrument with a nominal value of SEK 14,385 is current and accruing no interest, and will mature as of October 1, 2008. The Company had deviated from the preemptive rights of shareholders in order to offer employees and stakeholders an opportunity to own shares in the Company. The debt instrument carries a detachable warrant which conveys the right to subscribe for new shares not sooner than 1 January, 2005 and not later than September 1, 2008 for 14,385 shares in the Company at a subscription price of SEK 800 per share. Of the program 13,485 warrants were outstanding 31 December 2006.

d)	During 2004, the Company repaid a debt instrument with a nominal value of SEK 20.0 million issued to the Company’s shareholders. The debt instrument carried detachable warrants which convey the right to subscribe for new shares not sooner than 1 January, 2005 and not later than December 15, 2007 for 31,250 shares in the Company at a subscription price of SEK 640 per share. Of the program 31,250 warrants were outstanding 31 December 2006.

Note 8	Equity

Share capital was composed as follows as of the six months ended June 30, 2007:

	Number of outstanding shares	Share capital, (in thousands of SEK)
Shares, par value SEK 1	1,025,267	1,025

All shares convey one (1) vote

Share capital	(in thousands of SEK)
Amount at beginning of year	171
Change during the year	855

Amount at end of period (June 30, 2007)	1,026

Share premium reserve	(in thousands of SEK)
Amount at beginning of year	597
Transfer to statutory reserve	—
Share premium reserve of the year	—

Amount at end of period (June 30, 2007)	597

Other restricted reserves	(in thousands of SEK)
Amount at beginning of year	1,059
Translation difference	(1,027)
Transfer from Share premium reserve	—

Amount at end of period (June 30, 2007)	32

Retained loss	(in thousands of SEK)
Amount at beginning of year	79,130
Translation difference	—
Net profit for the financial year	20,001

Amount at end of period (June 30, 2007)	99,131